






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00828BAA3
92839UAC1
880349AF2
Issuer
AFFINIA GROUP INC
VISTEON CORP
TENNECO AUTOMOTIVE INC
Underwriters
CSFB, DBSI, Goldman Sachs, JP Morgan,
UBS
Citigroup, JP Morgan, CSFB, DBSI, UBS,
Banc One, BNP Paribas, BNY Capital,
Comerica Bank, HSBC, Lazard, Morgan
Stanley, Scoita Captial
BofA, Citigroup, DBSI, JP Morgan, BNY
Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AFFGRP 9% 11/30/2014
VC 7% 3/10/2014
TEN 8.625% 11/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Sr Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/12/2004
3/3/2004
11/9/2004
Total amount of offering sold to QIBs
300,000,000
450,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
450,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                           99.96
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.35%
2.50%
Rating
Caa1/B
Ba1/BB+
B3/B-
Current yield
9.00%
7.00%
8.63%
Benchmark vs Spread (basis points)
480 bp
334 bp
395 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.02%



Scudder High Income Opportunity Fund
Boston
250,000
 $                   250,000
0.08%



SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
2,775,000
 $
2,775,000
0.93%



Scudder High Income Trust
Chicago
290,000
 $                   290,000
0.10%



Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.05%



Scudder Strategic Income Fund
Chicago
210,000
 $                   210,000
0.07%



Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



Scudder Total Return Fund
Chicago
195,000
 $                   195,000
0.07%



SVS II High Income Portfolio
Chicago
495,000
 $                   495,000
0.17%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.01%



SVS II Total Return Portfolio
Chicago
70,000
 $                     70,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
145,000
 $                   145,000
0.05%



Scudder PreservationPlus Income Fund
New York
135,000
 $                   135,000
0.05%



Total

4,865,000
 $
4,865,000
1.62%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
B04KNF903
ISIN     MYL5099OO006
ISIN     BRGOLLACNPR4
Issuer
AIR CHINA LTD.
AIRASIA BHD
GOL LINHAS AEREAS - PREF
Underwriters
China Intl, Merrill Lynch, CITIC, CLSA, Daiwa,
Deutsche Bank AG, HSBC, Cazenove, China
Everbright, CIBC, Core Pascific, DBS Asia,
ECM, First Shanghai, Guangdong, Guotai,
ICEA
CSFB, ECM, RHB, Southern, CLSA, DBS
Bank
Banco Santander, Morgan Stanley, Unibanco,
Merrill Lynch, JP Morgan, Raymond James,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
753 HK
AIRA MK
GOLL4 BZ
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/9/2004
11/22/2004
6/24/2004
Total dollar amount of offering sold to QIBs
1,683,408,000
22,006,000
28,536,000
Total dollar amount of any concurrent public offering
0
0
0
Total
1,683,408,000
22,006,000
28,536,000
Public offering price
 $                                                             0.38
 $                                                             0.31
 $                                                             8.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.08%
0.01%
0.43%
Rating
N/A
 N/A
 N/A
Current yield
N/A
 N/A
 N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Emerging Markets Growth Fund
Boston
782,000
 $
78,200,000
0.26%



Scudder International Fund
Boston
1,716,400
 $
171,640,000
0.57%



SVS I International Portfolio
Boston
557,200
 $
55,720,000
0.19%



Closed End Fund







Scudder New Asia, Inc.
Closed End
704,000
 $
70,400,000
0.23%



New York Fund







Scudder International Equity Fund
New York
356,400
 $
35,640,000
0.12%



Total

4,116,000
 $
411,600,000
1.37%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
06849VAB9
013716AT2
655422AT0
Issuer
BARRICK GOLD FINANCE INC
ALCAN INC
NORANDA INC
Underwriters
DBSI, Morgan Stanley, Barclays Capital, BMO
Nesbitt, Citigroup, Goldman Sachs, HSBC, JP
Morgan, Merrill Lynch, RBC Capital, Scotia
Capital, UBS
Citigroup, Morgan Stanley, RBC, ABN Amro,
CIBC, Commerzbank, Scotia Capital, Scoiete
Generale, TD Securities, UBS, Westdeutsche
Barclays, Citigroup, Banc One, Comerica,
DBSI, Merrill Lynch, SunTrust, Trilon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ABX 4.875% 11/15/2014
AL 5.2% 1/15/2014
NRDCN 6% 10/15/2015
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/8/2004
12/3/2003
9/24/2003
Total amount of offering sold to QIBs
350,000,000
500,000,000
350,000,000
Total amount of any concurrent public offering
0
0
0
Total
350,000,000
500,000,000
350,000,000
Public offering price
 $                                                           99.54
 $                                                           99.79
 $                                                           99.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.45%
0.68%
Rating
Baa1/A
Baa1/A-
Baa3/BBB-
Current yield
4.93%
5.23%
6.02%
Benchmark vs Spread (basis points)
72 bp
70 bp
115 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
745,000
 $                   745,000
0.25%



Total

745,000
 $                   745,000
0.25%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
097395AD9
861594AA7
38470RAA9
Issuer
BOISE CASCADE LLC
STONE CONTAINER FIN CAN
GRAHAM PACKAGING CO
Underwriters
JP Morgan, Lehman Brothers, DBSI, Goldman
Sachs
BofA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon, Scotia, SG
Cowen
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOISE 7.125% 10/15/2014
SSCC 7.375% 7/15/2014
GRAHAM 8.5% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2004
7/15/2004
9/29/2004
Total amount of offering sold to QIBs
400,000,000
200,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
200,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.90%
2.50%
Rating
B2/B+
B2/B
Caa1/CCC+
Current yield
7.13%
7.38%
8.50%
Benchmark vs Spread (basis points)
302 bp
246 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
255,000
 $                   255,000
0.09%



Scudder Income Fund
Boston
65,000
 $                     65,000
0.02%



SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
2,955,000
 $
2,955,000
0.99%



Scudder High Income Trust
Chicago
305,000
 $                   305,000
0.10%



Scudder Multi-Market Income Trust
Chicago
155,000
 $                   155,000
0.05%



Scudder Strategic Income Fund
Chicago
220,000
 $                   220,000
0.07%



Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



Scudder Total Return Fund
Chicago
80,000
 $                     80,000
0.03%



SVS II High Income Portfolio
Chicago
500,000
 $                   500,000
0.17%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.01%



SVS II Total Return Portfolio
Chicago
30,000
 $                     30,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
60,000
 $                     60,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
335,000
 $                   335,000
0.11%



Total

5,050,000
 $
5,050,000
1.68%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
29267HAA7
03937LAA3
04621XAD0
Issuer
ENDURANCE SPECIALTY HLDG
ARCH CAPITAL GROUP LTD
ASSURANT INC
Underwriters
Barclays Capital, JP Morgan, BofA, BNY,
Calyon, Comerica, DBSI, ING, Wachovia
Goldman Sachs, JP Morgan, BofA, CSFB,
Merrill Lynch, Wachovia
Banc One, Citigroup, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ENH 7% 7/15/2034
ACGL 7.35% 5/1/2034
AIZ 6.75% 2/15/2034
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/8/2004
4/29/2004
2/18/2004
Total dollar amount of offering sold to QIBs
 $                                                 250,000,000
 $                                                 300,000,000
 $                                                 475,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 250,000,000
 $                                                 300,000,000
 $                                                 475,000,000
Public offering price
 $                                                           99.11
 $                                                           99.69
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
Baa1/BBB
BBB-/BBB-
Baa2/BBB+
Current yield
7.07%
7.38%
6.93%
Benchmark vs Spread (basis points)
185 bp
156 bp
156 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
2,110,000
 $
2,110,000
0.70%
2.22%
2.73%
9/30/2004
SVS I Bond Portfolio
Boston
430,000
 $                   430,000
0.14%
2.22%
2.78%
9/30/2004
Chicago Funds







Scudder Total Return Fund
Chicago
1,815,000
 $
1,815,000
0.61%
2.22%
0.64%
9/30/2004
SVS II Fixed Income Portfolio
Chicago
735,000
 $                   735,000
0.25%
2.22%
2.49%
9/30/2004
SVS II Total Return Portfolio
Chicago
635,000
 $                   635,000
0.21%
2.22%
0.86%
9/30/2004
New York Funds







Scudder Lifecycle Long Range Fund
New York
745,000
 $                   745,000
0.25%
2.22%
1.23%
9/30/2004
Scudder Lifecycle Mid Range Fund
New York
65,000
 $                     65,000
0.02%
2.22%
1.30%
9/30/2004
Scudder Lifecycle Short Range Fund
New York
30,000
 $                     30,000
0.01%
2.22%
1.49%
9/30/2004
Total

6,565,000
 $
6,565,000
2.19%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
714456902
391164100
419870100
Issuer
ENEL SPA
GREAT PLAINS ENERGY INC
HAWAIIAN ELECTRIC INDS
Underwriters
Goldman Sachs, Mediobanca, Merrill Lynch,
Morgan Stanley, Banca, Cazenove, Deutsche
Bank AG, Lazard, UBS, ABN Amro, BNP
Paribas, Daiwa, JP Morgan, Lehman, Nomura
Intl, Santander
Merrill Lynch, Morgan Stanley, BofA, BNY, JP
Morgan, Lazard
Merrill Lynch, AG Edwards, Goldman Sachs,
Piper Jaffray, Robert Baird
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ENEL
GXP US
HE US
Is the affiliate a manager or co-manager of offering?
Sr Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/25/2004
6/8/2004
3/10/2004
Total dollar amount of offering sold to QIBs
0
0
0
Total dollar amount of any concurrent public offering
1,000,000,000
15,000,000
10,372,000
Total
1,000,000,000
15,000,000
10,372,000
Public offering price
 $                                                             8.50
 $                                                           30.00
 $                                                           51.86
Price paid if other than public offering price
 N/A
N/A
N/A
Underwriting spread or commission
0.11%
1.05%
2.07%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Global Fund
Boston
653,800
 $
65,380,000
0.22%



Scudder International Fund
Boston
804,344
 $
80,434,400
0.27%



SVS I International Portfolio
Boston
255,460
 $
25,546,000
0.09%



Chicago Funds







SVS II Global Blue Chip Portfolio
Chicago
49,800
 $
4,980,000
0.02%



SVS II International Select Portfolio
Chicago
103,901
 $
10,390,100
0.03%



New York Funds







Scudder International Equity Fund
New York
169,702
 $
16,970,200
0.06%



Total

2,037,007
 $
203,700,700
0.68%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
33938EAM9
984121BN2
031652AT7
Issuer
FLEXTRONICS INTL LTD
XEROX CORPORATION
AMKOR TECHNOLOGIES INC
Underwriters
CSFB, DBSI, BofA, Citigroup, Lehman
Brothers, ABN Amro, BNP Paribas, HSBC,
Keybanc, RBC Capital, Scotia Capital, UBS
Citigroup, JP Morgan, Bear Stearns, CSFB,
DBSI, Merrill Lynch, BNP Paribas, Danske
Bank, HSBC
Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FLEX 6.25% 11/15/2014
XRX 6.875% 8/15/2011
AMKR 7.025% 3/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Lead Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/9/2004
8/5/2004
3/9/2004
Total amount of offering sold to QIBs
500,000,000
750,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
750,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           99.32
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.30%
1.50%
1.07%
Rating
Ba2/BB-
Ba2/B+
B3B
Current yield
6.25%
6.88%
7.26%
Benchmark vs Spread (basis points)
203 bp
163 bp
525 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
125,000
 $                   125,000
0.04%



Scudder High Income Opportunity Fund
Boston
455,000
 $                   455,000
0.15%



Scudder Income Fund
Boston
115,000
 $                   115,000
0.04%



SVS I Balanced Portfolio
Boston
25,000
 $                     25,000
0.01%



SVS I Bond Portfolio
Boston
20,000
 $                     20,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
5,165,000
 $
5,165,000
1.72%



Scudder High Income Trust
Chicago
530,000
 $                   530,000
0.18%



Scudder Multi-Market Income Trust
Chicago
260,000
 $                   260,000
0.09%



Scudder Strategic Income Fund
Chicago
380,000
 $                   380,000
0.13%



Scudder Strategic Income Trust
Chicago
65,000
 $                     65,000
0.02%



Scudder Total Return Fund
Chicago
360,000
 $                   360,000
0.12%



SVS II High Income Portfolio
Chicago
905,000
 $                   905,000
0.30%



SVS II Strategic Income Portfolio
Chicago
75,000
 $                     75,000
0.03%



SVS II Total Return Portfolio
Chicago
125,000
 $                   125,000
0.04%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
100,000
 $                   100,000
0.03%



New York Funds







Scudder High Income Plus Fund
New York
260,000
 $                   260,000
0.09%



Scudder PreservationPlus Income Fund
New York
280,000
 $                   280,000
0.09%



Total

9,245,000
 $
9,245,000
3.08%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAC1
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL 7.125% 7/15/2014
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
N/A
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
7.13%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
225,000
 $                   225,000
0.08%
1.25%
0.00%
7/16/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.02%
1.25%
0.00%
7/16/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
1.25%
0.00%
7/16/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,760,000
 $
2,760,000
0.92%
1.25%
0.00%
7/16/2004
Scudder High Income Trust
Chicago
285,000
 $                   285,000
0.10%
1.25%
0.00%
7/16/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.05%
1.25%
0.00%
7/16/2004
Scudder Strategic Income Fund
Chicago
200,000
 $                   200,000
0.07%
1.25%
0.00%
7/16/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
1.25%
0.00%
7/16/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.02%
1.25%
0.00%
7/16/2004
SVS II High Income Portfolio
Chicago
460,000
 $                   460,000
0.15%
1.25%
0.00%
7/16/2004
SVS II Strategic Income Fund
Chicago
35,000
 $                     35,000
0.01%
1.25%
0.00%
7/16/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
1.25%
0.00%
7/16/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
50,000
 $                     50,000
0.02%
1.25%
0.00%
7/16/2004
New York Funds







Scudder High Income Plus Fund
New York
320,000
 $                   320,000
0.11%
1.25%
0.00%
7/16/2004
Total

4,645,000
 $
4,645,000
1.55%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
382383AF4
120111BB4
009037AE2
Issuer
GOODMAN GLOBAL HOLDINGS
BUILDING MATERIALS CORP
AINSWORTH LUMBER
Underwriters
CSFB, JP Morgan, UBS, DBSI, Merrill Lynch
Citigroup, DBSI, JP Morgan
DBSI, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GOOGLO 7.875% 12/15/2012
GAFP 7.75% 8/1/2014
AINSCN 7.25% 10/1/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Joint Lead Manager
Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2004
7/21/2004
9/17/2004
Total amount of offering sold to QIBs
400,000,000
250,000,000
275,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
250,000,000
275,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
1.75%
1.75%
Rating
Caa1/B-
B2/B+
B2/B+
Current yield
7.88%
7.75%
7.25%
Benchmark vs Spread (basis points)
400 bp
386 bp
304 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
220,000
 $                   220,000
0.07%



Scudder High Income Opportunity Fund
Boston
770,000
 $                   770,000
0.26%



SVS I Balanced Portfolio
Boston
40,000
 $                     40,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
8,555,000
 $
8,555,000
2.85%



Scudder High Income Trust
Chicago
885,000
 $                   885,000
0.30%



Scudder Multi-Market Income Trust
Chicago
440,000
 $                   440,000
0.15%



Scudder Strategic Income Fund
Chicago
645,000
 $                   645,000
0.22%



Scudder Strategic Income Trust
Chicago
105,000
 $                   105,000
0.04%



Scudder Total Return Fund
Chicago
595,000
 $                   595,000
0.20%



SVS II High Income Portfolio
Chicago
1,515,000
 $
1,515,000
0.51%



SVS II Strategic Income Portfolio
Chicago
125,000
 $                   125,000
0.04%



SVS II Total Return Portfolio
Chicago
205,000
 $                   205,000
0.07%



New York Funds







Scudder High Income Plus Fund
New York
465,000
 $                   465,000
0.16%



Total

14,565,000
 $
14,565,000
4.86%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
447462102
302941109
159852102
Issuer
HURON CONSULTING GROUP INC
FTI CONSULTING INC
CHARLES RIVER ASSOCIATES INC
Underwriters
DBSI, UBS, William Blair
Lehman Brothers, Adams Harkness, BofA,
Janney Montgomery, SunTrust
William Blair, Adams Harkness
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
HURN US
FCN US
CRAI US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/12/2004
2/6/2003
8/5/2003
Total amount of offering sold to QIBs
5,000,000
0
0
Total amount of any concurrent public offering
0
2,330,000
2,060,000
Total
5,000,000
2,330,000
2,060,000
Public offering price
 $                                                           15.50
 $                                                           40.00
 $                                                           31.75
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.09%
2.20%
1.75%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Global Discovery Fund
Boston
12,600
 $
1,260,000
0.00%



SVS I Global Discovery Portfolio
Boston
5,500
 $                   550,000
0.00%



New York Fund







Scudder Micro Cap Fund
New York
12,900
 $
1,290,000
0.00%



Total

31,000
 $
3,100,000
0.01%



















Security Purchased
Comparison Security
Comparison Security


47215QAD6
594079AC9
72347CAA2


JEAN COUTU GROUP PJC INC
MICHAEL FOODS
PINNACLE FOODS HOLDING


DBSI, Merrill Lynch, National Bank
BofA, DBSI, UBS
DBSI, JP Morgan


> 3 years
> 3 years
> 3 years


JEACOU 7.625% 8/1/2012
MICFOO 8% 11/15/2013
PFHC 8.25% 12/1/2013


Joint Lead Manager
Lead Manager
Joint Lead Manager


Merrill Lynch
N/A
N/A


Yes
Yes
Yes


7/20/2004
5/15/2004
11/20/2003


 $                                                                           350,000,000
 $                                                 150,000,000
 $                                                 200,000,000


 $                                                                                          -
 $                                                                -
 $                                                                -


 $                                                                           350,000,000
 $                                                 150,000,000
 $                                                 200,000,000


 $                                                                                   100.00
 $                                                         100.00
 $                                                         100.00


 N/A
 N/A
 N/A


2.50%
2.75%
3.00%


B2/B
B3/B-
B3/B


7.63%
8.00%
8.25%


343 bp
303 bp
439 bp


















Total Par Value Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*










355,000
 $
355,000
0.12%
1.94%
0.00%
7/20/2004


95,000
 $
95,000
0.03%
1.94%
0.00%
7/20/2004


20,000
 $
20,000
0.01%
1.94%
0.00%
7/20/2004










4,395,000
 $
4,395,000
1.47%
1.94%
0.00%
7/20/2004


450,000
 $
450,000
0.15%
1.94%
0.00%
7/20/2004


220,000
 $
220,000
0.07%
1.94%
0.00%
7/20/2004


320,000
 $
320,000
0.11%
1.94%
0.00%
7/20/2004


55,000
 $
55,000
0.02%
1.94%
0.00%
7/20/2004


75,000
 $
75,000
0.03%
1.94%
0.00%
7/20/2004


725,000
 $
725,000
0.24%
1.94%
0.00%
7/20/2004


55,000
 $
55,000
0.02%
1.94%
0.00%
7/20/2004


25,000
 $
25,000
0.01%
1.94%
0.00%
7/20/2004










80,000
 $
80,000
0.03%
1.94%
0.00%
7/20/2004










505,000
 $
505,000
0.17%
1.94%
0.00%
7/20/2004


7,375,000
 $
7,375,000
2.46%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
481087AA2
74112BAA3
639579AD3
Issuer
JOSTENS IH CORP
PRESTIGE BRANDS INC
NEBRASKA BOOK CO
Underwriters
CSFB, DBSI, BofA, Calyon Securities, CIT
Group, Greenwich Capital, ING, Natcity
BofA, Citigroup, Merrill Lynch
Citigroup, JP Morgan, Fleet Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JOSEA 7.625% 10/1/2012
PREBRA 9.25% 4/15/2012
NEBRK 8.625% 3/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2004
3/30/2004
2/27/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 210,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 210,000,000
 $                                                 175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
B3/B-
Caa1/CCC+
Caa1/CCC+
Current yield
7.63%
9.25%
8.63%
Benchmark vs Spread (basis points)
384 bp
550 bp
487 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
555,000
 $                   555,000
0.19%
0.50%
0.11%
9/30/2004
Scudder Income Fund
Boston
145,000
 $                   145,000
0.05%
0.50%
-0.23%
9/30/2004
SVS I Bond Portfolio
Boston
30,000
 $                     30,000
0.01%
0.50%
-0.28%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
6,555,000
 $
6,555,000
2.19%
0.50%
0.18%
9/30/2004
Scudder High Income Trust
Chicago
675,000
 $                   675,000
0.23%
0.50%
0.00%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
340,000
 $                   340,000
0.11%
0.50%
-0.32%
9/30/2004
Scudder Strategic Income Fund
Chicago
485,000
 $                   485,000
0.16%
0.50%
0.00%
9/30/2004
Scudder Strategic Income Trust
Chicago
80,000
 $                     80,000
0.03%
0.50%
-0.30%
9/30/2004
Scudder Total Return Fund
Chicago
145,000
 $                   145,000
0.05%
0.50%
0.23%
9/30/2004
SVS II High Income Portfolio
Chicago
1,100,000
 $
1,100,000
0.37%
0.50%
0.12%
9/30/2004
SVS II Strategic Income Fund
Chicago
95,000
 $                     95,000
0.03%
0.50%
0.00%
9/30/2004
SVS II Total Return Portfolio
Chicago
50,000
 $                     50,000
0.02%
0.50%
0.24%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
125,000
 $                   125,000
0.04%
0.50%
-0.25%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
725,000
 $                   725,000
0.24%
0.50%
0.65%
9/30/2004
Total

11,105,000
 $
11,105,000
3.70%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
46625YCV3
46625MTW9
396789FQ7
Issuer
JP MORGAN CHASE COMMERCIAL
MORTGAGE
JP MORGAN CHASE COMMERCIAL
MORTGAGE
GREENWICH CAPITAL COMMERCIAL
FUNDING CORP
Underwriters
JP Morgan, ABN Amro, Nomura, DBSI
JP Morgan, Salomon, CIBC, CSFB
Goldman Sachs, Greenwich Capital, BofA,
CSFB, Morgan Stanley, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JPMCC 2004-NC2 A2 5.115% 7/15/2041
JPMCC 20003-C1 A1 4.275% 1/12/2037
GCCFC 2004-GG1 A4 4.755% 6/10/2036
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/12/2004
3/19/2003
5/10/2004
Total dollar amount of offering sold to QIBs
 $                                                 430,265,000
 $                                                 248,248,521
 $                                                 296,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 430,265,000
 $                                                 248,248,521
 $                                                 296,000,000
Public offering price
 $                                                         100.50
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.30%
0.50%
0.49%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
5.08%
4.28%
4.76%
Benchmark vs Spread (basis points)
33 bp
34 bp
33 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
1,820,000
 $
1,820,000
0.61%
2.43%
3.58%
9/30/2004
SVS I Bond Portfolio
Boston
1,160,000
 $
1,160,000
0.39%
2.43%
1.30%
9/30/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
2,025,000
 $
2,025,000
0.68%
2.43%
1.10%
9/30/2004
Total

5,005,000
 $
5,005,000
1.67%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
51508LAA1
145749AA5
358497AC9
Issuer
LANDRY'S RESTAURANTS INC
CARROLS CORP
FRIENDLY ICE CREAM CORP
Underwriters
BofA, DBSI, Wachovia
BofA, JP Morgan, Lehman Brothers, SunTrust,
Wachovia
Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LNY 7.5% 12/15/2014
CRLL 9% 1/15/2013
FRN 8.375% 6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2004
12/9/2004
3/3/2004
Total amount of offering sold to QIBs
400,000,000
180,000,000
175,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
180,000,000
175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.38%
2.75%
2.75%
Rating
B2/B
B3/B-
B2/B-
Current yield
7.50%
9.00%
8.38%
Benchmark vs Spread (basis points)
343 bp
455 bp
462 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
45,000
 $                     45,000
0.02%



Scudder High Income Opportunity Fund
Boston
150,000
 $                   150,000
0.05%



Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%



SVS I Balanced Portfolio
Boston
10,000
 $                     10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
1,640,000
 $
1,640,000
0.55%



Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.06%



Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.03%



Scudder Strategic Income Fund
Chicago
125,000
 $                   125,000
0.04%



Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%



Scudder Total Return Fund
Chicago
115,000
 $                   115,000
0.04%



SVS II High Income Portfolio
Chicago
290,000
 $                   290,000
0.10%



SVS II Strategic Income Portfolio
Chicago
25,000
 $                     25,000
0.01%



SVS II Total Return Portfolio
Chicago
40,000
 $                     40,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%



New York Funds







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.03%



Scudder PreservationPlus Income Fund
New York
45,000
 $                     45,000
0.02%



Total

2,915,000
 $
2,915,000
0.97%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
55932RAC1
338032AY1
35687MAC1
Issuer
MAGNACHIP SEMICONDUCTOR
FISHER SCIENTIFIC INTL
FREESCALE SEMICONDUCTOR
Underwriters
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
BofA, Goldman Sachs, DBSI, Lazard & Co,
Merrill Lynch
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro, BNP
Paribas, Calyon, Dresdner, Harris, Mizuho,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BAGSMI 6.875% 12/15/2011
FSH 6.75% 8/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2004
7/22/2004
7/16/2004
Total amount of offering sold to QIBs
200,000,000
300,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
300,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.25%
2.50%
Rating
Ba3/B+
Ba3/BB+
Ba2/BB+
Current yield
6.88%
6.75%
7.13%
Benchmark vs Spread (basis points)
304 bp
179 bp
201 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.02%



Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.08%



Scudder Income Fund
Boston
60,000
 $                     60,000
0.02%



SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%



SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
2,735,000
 $
2,735,000
0.91%



Scudder High Income Trust
Chicago
280,000
 $                   280,000
0.09%



Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.05%



Scudder Strategic Income Fund
Chicago
205,000
 $                   205,000
0.07%



Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



Scudder Total Return Fund
Chicago
190,000
 $                   190,000
0.06%



SVS II High Income Portfolio
Chicago
485,000
 $                   485,000
0.16%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.01%



SVS II Total Return Portfolio
Chicago
65,000
 $                     65,000
0.02%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
55,000
 $                     55,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
150,000
 $                   150,000
0.05%



Scudder PreservationPlus Income Fund
New York
70,000
 $                     70,000
0.02%



Total

4,850,000
 $
4,850,000
1.62%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
55932RAE7
338032AY1
35687MAC1
Issuer
MAGNACHIP SEMICONDUCTOR
FISHER SCIENTIFIC INTL
FREESCALE SEMICONDUCTOR
Underwriters
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
BofA, Goldman Sachs, DBSI, Lazard & Co,
Merrill Lynch
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro, BNP
Paribas, Calyon, Dresdner, Harris, Mizuho,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MAGSMI 8% 12/15/2014
FSH 6.75% 8/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2004
7/22/2004
7/16/2004
Total amount of offering sold to QIBs
250,000,000
300,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
300,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.10%
1.25%
2.50%
Rating
B2/B-
Ba3/BB+
Ba2/BB+
Current yield
8.00%
6.75%
7.13%
Benchmark vs Spread (basis points)
382 bp
179 bp
201 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.02%



Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.08%



Scudder Income Fund
Boston
60,000
 $                     60,000
0.02%



SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%



SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
2,735,000
 $
2,735,000
0.91%



Scudder High Income Trust
Chicago
280,000
 $                   280,000
0.09%



Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.05%



Scudder Strategic Income Fund
Chicago
205,000
 $                   205,000
0.07%



Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



Scudder Total Return Fund
Chicago
190,000
 $                   190,000
0.06%



SVS II High Income Portfolio
Chicago
485,000
 $                   485,000
0.16%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.01%



SVS II Total Return Portfolio
Chicago
65,000
 $                     65,000
0.02%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
55,000
 $                     55,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
150,000
 $                   150,000
0.05%



Scudder PreservationPlus Income Fund
New York
70,000
 $                     70,000
0.02%



Total

4,850,000
 $
4,850,000
1.62%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
61746SBC2
929903AD4
073902CF3
Issuer
MORGAN STANLEY
WACHOVIA CORPORATION
BEAR STEARNS CO INC
Underwriters
Morgan Stanley, Blaylock, Commerzbank,
DBSI, Mitsubishi, Ramirez, Wachovia,
Westdeutsche
Wachovia, Barclays, Bear Stearns, Citigroup,
Goldman Sachs, Merrill Lynch, UBS, Blaylock,
Buzman, Keefe Bruyette, Loop Capital,
Sandler O'Neill, Utendahl, Williams
Bear Stearns, BofA, Banc One, Bank of Nova
Scotia, BB&T, BNP Paribas, Credit Lyonnais,
Danske Bank, JP Morgan, Mellon Bank, Merrill
Lynch, Morgan Stanley, Stifel Nicolaus,
Wachovia, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MWD 4% 1/15/2010
WB 3.625% 2/17/2009
BSC 3.25% 3/25/2009
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/4/2004
2/3/2004
3/18/2004
Total amount of offering sold to QIBs
1,950,000,000
1,250,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,950,000,000
1,250,000,000
750,000,000
Public offering price
 $                                                           99.65
 $                                                           99.77
 $                                                           99.64
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
Aa3/A+
Aa3/A
A1/A
Current yield
4.08%
3.68%
3.34%
Benchmark vs Spread (basis points)
73 bp
24 bp
49 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
737,000
 $                   737,000
0.25%



Scudder Income Fund
Boston
2,425,000
 $
2,425,000
0.81%



SVS I Balanced Portfolio
Boston
141,000
 $                   141,000
0.05%



SVS I Bond Portfolio
Boston
509,000
 $                   509,000
0.17%



Chicago Funds







Scudder Total Return Fund
Chicago
1,905,000
 $
1,905,000
0.64%



SVS II Fixed Income Portfolio
Chicago
945,000
 $                   945,000
0.32%



SVS II Total Return Portfolio
Chicago
676,000
 $                   676,000
0.23%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
521,000
 $                   521,000
0.17%



New York Funds







Scudder Fixed Income Fund
New York
3,604,000
 $
3,604,000
1.20%



Scudder Lifecycle Long Range Fund
New York
884,000
 $                   884,000
0.29%



Scudder Lifecycle Mid Range Fund
New York
75,000
 $                     75,000
0.03%



Scudder Lifecycle Short Range Fund
New York
37,000
 $                     37,000
0.01%



Total

12,459,000
 $
12,459,000
4.15%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
668074AK3
00130HBC8
165167BG1
Issuer
NORTHWESTERN CORP
AES CORPORATION
CHESAPEAKE ENERGY CORP
Underwriters
CSFB, Lehman Brothers, DBSI
Citigroup, DBSI, ABN Amro, BofA, BNP
Paribas, Credit Lyonnais, CSFB, Lehman
Brothers, Merrill Lynch, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NWEC
AES 7.75% 3/1/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Lead manager
Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/25/2004
2/10/2004
5/20/2004
Total amount of offering sold to QIBs
225,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
225,000,000
500,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                           98.29
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.15%
2.00%
Rating
Ba1/BB
B2/B-
Ba3/BB-
Current yield
5.88%
8.01%
7.76%
Benchmark vs Spread (basis points)
191 bp
264 bp
229 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
235,000
 $                   235,000
0.08%



Scudder Income Fund
Boston
60,000
 $                     60,000
0.02%



SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
2,670,000
 $
2,670,000
0.89%



Scudder High Income Trust
Chicago
280,000
 $                   280,000
0.09%



Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.05%



Scudder Strategic Income Fund
Chicago
200,000
 $                   200,000
0.07%



Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



Scudder Total Return Fund
Chicago
70,000
 $                     70,000
0.02%



SVS II High Income Portfolio
Chicago
455,000
 $                   455,000
0.15%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.01%



SVS II Total Return Portfolio
Chicago
25,000
 $                     25,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
55,000
 $                     55,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
310,000
 $                   310,000
0.10%



Total

4,585,000
 $
4,585,000
1.53%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
69320DAA7
98385XAD8
292506AA0
Issuer
PC FINANCIAL PARTNERSHIP
XTO ENERGY INC
ENCANA HLDINGS FIN CORP
Underwriters
Citigroup, JP Morgan
JP Morgan, Lehman Brothers, ABN Amro,
BofA, Banc One, BNP Paribas, BNY Capital,
Citigroup, Credity Lyonnais, Fleet Harris
Nesbitt, Morgan Stanley, Scotia Capital, UBS,
Wachovia
DBSI, Morgan Stanley, ABN Amro, BofA, BNP
Paribas, CIBC, Citigroup, CSFB, HSBC, JP
Morgan, Lehman Brothers, Merrill Lynch, RBC
Captial, Scotia Capital TD Securities, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PCACN 5% 11/15/2014
XTO 4.9% 2/1/2014
ECACN 5.8% 5/1/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/8/2004
1/14/2004
5/10/2004
Total amount of offering sold to QIBs
400,000,000
500,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
500,000,000
1,000,000,000
Public offering price
 $                                                           99.47
 $                                                           99.34
 $                                                           99.61
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.93%
0.65%
Rating
Baa2/BBB
Baa3/BBB-
Baa2/A-
Current yield
5.07%
4.99%
5.85%
Benchmark vs Spread (basis points)
85 bp
80 bp
70 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
825,000
 $                   825,000
0.28%



Total

825,000
 $                   825,000
0.28%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAD7
011679AC1
749121BS7
Issuer
QWEST CORPORATION
ALASKA COMM SYS HLDGS
QWEST COMMUNICATIONS INT
Underwriters
DBSI, Goldman Sachs, Lehman Brother,
BofA, CSFB, Wachovia, BNY, Citigroup, RBS,
Wells Fargo
Chase Securities
JP Morgan, Morgan Stanley, UBS, BofA
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7.875% 9/1/2011
ALSK 9.375% 5/15/2009
QUS Float 2/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/12/2004
5/1/1999
1/30/2004
Total dollar amount of offering sold to QIBs
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.68
 $                                                           99.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.25%
1.75%
Rating
Ba3/BB-
B3/B-
B3/B
Current yield
8.13%
9.64%
8.93%
Benchmark vs Spread (basis points)
454 bp
616 bp
545 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
155,000
 $                   155,000
0.05%
-1.09%
0.00%
8/12/2004
Scudder Income Fund
Boston
165,000
 $                   165,000
0.06%
3.75%
1.31%
9/30/2004
SVS I Bond Portfolio
Boston
40,000
 $                     40,000
0.01%
3.75%
1.30%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,905,000
 $
1,905,000
0.64%
-1.09%
0.00%
8/12/2004
Scudder High Income Trust
Chicago
200,000
 $                   200,000
0.07%
-1.09%
0.00%
8/12/2004
Scudder Multi-Market Income Trust
Chicago
100,000
 $                   100,000
0.03%
-1.09%
0.00%
8/12/2004
Scudder Strategic Income Fund
Chicago
140,000
 $                   140,000
0.05%
-1.09%
0.00%
8/12/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%
-1.10%
0.00%
8/12/2004
Scudder Total Return Fund
Chicago
450,000
 $                   450,000
0.15%
3.75%
3.41%
9/30/2004
SVS II High Income Portfolio
Chicago
320,000
 $                   320,000
0.11%
-1.09%
0.00%
8/12/2004
SVS II Strategic Income Fund
Chicago
25,000
 $                     25,000
0.01%
-1.08%
0.00%
8/12/2004
SVS II Total Return Portfolio
Chicago
160,000
 $                   160,000
0.05%
3.75%
3.56%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
235,000
 $                   235,000
0.08%
3.75%
1.58%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
205,000
 $                   205,000
0.07%
-1.09%
0.00%
8/12/2004
Total

4,125,000
 $
4,125,000
1.38%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
75952BAM7
165167BJ5
165167BG1
Issuer
RELIANT ENERGY INC
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BofA, Barclays, DBSI, Goldman Sachs, Merrill
Lynch, ABN Amro, JP Morgan, Scotia Capital,
UBS
BofA, Bear Stearns, Lehman Brothers,
Morgan Stanley, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RRI 6.75% 12/15/2014
CHK 7% 8/15/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2004
7/28/2004
5/20/2004
Total amount of offering sold to QIBs
750,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
300,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
1.75%
2.00%
Rating
B1/B+
Ba3/BB-
Ba3/BB-
Current yield
6.75%
7.00%
7.76%
Benchmark vs Spread (basis points)
262 bp
201 bp
215 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
140,000
 $                   140,000
0.05%



Scudder High Income Opportunity Fund
Boston
490,000
 $                   490,000
0.16%



Scudder Income Fund
Boston
120,000
 $                   120,000
0.04%



SVS I Balanced Portfolio
Boston
25,000
 $                     25,000
0.01%



SVS I Bond Portfolio
Boston
25,000
 $                     25,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
5,420,000
 $
5,420,000
1.81%



Scudder High Income Trust
Chicago
560,000
 $                   560,000
0.19%



Scudder Multi-Market Income Trust
Chicago
280,000
 $                   280,000
0.09%



Scudder Strategic Income Fund
Chicago
410,000
 $                   410,000
0.14%



Scudder Strategic Income Trust
Chicago
65,000
 $                     65,000
0.02%



Scudder Total Return Fund
Chicago
375,000
 $                   375,000
0.13%



SVS II High Income Portfolio
Chicago
960,000
 $                   960,000
0.32%



SVS II Strategic Income Portfolio
Chicago
80,000
 $                     80,000
0.03%



SVS II Total Return Portfolio
Chicago
130,000
 $                   130,000
0.04%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
105,000
 $                   105,000
0.04%



New York Funds







Scudder High Income Plus Fund
New York
295,000
 $                   295,000
0.10%



Scudder PreservationPlus Income Fund
New York
140,000
 $                   140,000
0.05%



Total

9,620,000
 $
9,620,000
3.21%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
900123AV2
900123AQ3
105756BC3
Issuer
REPUBLIC OF TURKEY
REPUBLIC OF TURKEY
FED REPUBLIC OF BRAZIL
Underwriters
Citigroup, Morgan Stanley, Bear Stearns,
CSFB, Deutsche Bank AG London, Disbank,
Goldman Sachs Intl, HSBC, JP Morgan,
Kocbank, Lehman Brothers Intl, Merrill Lynch
Intl, UBS
JP Morgan, Salomon
Goldman Sachs, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TURKEY 7.25% 3/15/2015
TURKEY 10.5% 1/13/2008
BRAZIL Float 6/29/2009
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/30/2004
11/7/2002
6/21/2004
Total dollar amount of offering sold to QIBs
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.57
 $                                                           99.16
 $                                                           99.25
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.35%
0.25%
Rating
B1/BB-
B1/BB-
B1/BB-
Current yield
7.45%
10.80%
7.04%
Benchmark vs Spread (basis points)
333 bp
288 bp
396 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
325,000
 $                   325,000
0.11%
-0.94%
0.00%
9/30/2004
Scudder Income Fund
Boston
85,000
 $                     85,000
0.03%
-0.94%
0.00%
9/30/2004
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.01%
-0.94%
0.00%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,785,000
 $
3,785,000
1.26%
-0.94%
0.00%
9/30/2004
Scudder High Income Trust
Chicago
395,000
 $                   395,000
0.13%
-0.94%
0.00%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
195,000
 $                   195,000
0.07%
-0.94%
0.00%
9/30/2004
Scudder Strategic Income Fund
Chicago
285,000
 $                   285,000
0.10%
-0.94%
0.00%
9/30/2004
Scudder Strategic Income Trust
Chicago
50,000
 $                     50,000
0.02%
-0.94%
0.00%
9/30/2004
Scudder Total Return Fund
Chicago
85,000
 $                     85,000
0.03%
-0.94%
0.00%
9/30/2004
SVS II High Income Portfolio
Chicago
640,000
 $                   640,000
0.21%
-0.94%
0.00%
9/30/2004
SVS II Strategic Income Fund
Chicago
50,000
 $                     50,000
0.02%
-0.94%
0.00%
9/30/2004
SVS II Total Return Portfolio
Chicago
30,000
 $                     30,000
0.01%
-0.94%
0.00%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
75,000
 $                     75,000
0.03%
-0.94%
0.00%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
425,000
 $                   425,000
0.14%
-0.94%
0.00%
9/30/2004
Total

6,440,000
 $
6,440,000
2.15%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
78387GAN3
079860AF9
079860AG7
Issuer
SBC COMMUNICATIONS
BELLSOUTH CORP
BELLSOUTH CORP
Underwriters
Barclays, Citigroup, JP Morgan
Goldman Sachs, Lehman Brothers, RBS
Greenwich
Goldman Sachs, Lehman Brothers, RBS
Greenwich, Mitsubishi Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SBC 4.125% 9/15/2009
BLS 4.2% 9/15/2009
BLS 5.2% 9/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2004
9/8/2004
9/8/2004
Total amount of offering sold to QIBs
2,250,000,000
1,500,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,250,000,000
1,500,000,000
1,500,000,000
Public offering price
 $                                                           99.98
 $                                                           99.83
 $                                                           99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
3.50%
4.50%
Rating
A2/A
A2/A
A2/A
Current yield
4.13%
4.24%
5.23%
Benchmark vs Spread (basis points)
78 bp
80 bp
100 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
1,705,000
 $
1,705,000
0.57%



Scudder Income Fund
Boston
5,905,000
 $
5,905,000
1.97%



SVS I Balanced Portfolio
Boston
265,000
 $                   265,000
0.09%



Chicago Funds







SVS II Fixed Income Portfolio
Chicago
2,085,000
 $
2,085,000
0.70%



New York Funds







Scudder Lifecycle Mid Range Fund
New York
40,000
 $                     40,000
0.01%



Scudder Short Duration Fund
New York
1,600,000
 $
1,600,000
0.53%



Total

11,600,000
 $
11,600,000
3.87%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
78387GAP8
079860AF9
079860AG7
Issuer
SBC COMMUNICATIONS
BELLSOUTH CORP
BELLSOUTH CORP
Underwriters
Barclays, Citigroup, JP Morgan
Goldman Sachs, Lehman Brothers, RBS
Greenwich
Goldman Sachs, Lehman Brothers, RBS
Greenwich, Mitsubishi Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SBC 5.1% 9/15/2014
BLS 4.2% 9/15/2009
BLS 5.2% 9/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2004
9/8/2004
9/8/2004
Total amount of offering sold to QIBs
2,250,000,000
1,500,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,250,000,000
1,500,000,000
1,500,000,000
Public offering price
 $                                                           99.89
 $                                                           99.83
 $                                                           99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
3.50%
4.50%
Rating
A2/A
A2/A
A2/A
Current yield
5.11%
4.24%
5.23%
Benchmark vs Spread (basis points)
103 bp
80 bp
100 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
4,715,000
 $
4,715,000
1.57%



SVS I Balanced Portfolio
Boston
175,000
 $                   175,000
0.06%



SVS I Bond Portfolio
Boston
1,145,000
 $
1,145,000
0.38%



Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,010,000
 $
1,010,000
0.34%



Montgomery Street Fund







Montgomery Street Income Securities
Montgomery
1,175,000
 $
1,175,000
0.39%



New York Funds







Scudder Fixed Income Fund
New York
9,170,000
 $
9,170,000
3.06%



Scudder Lifecycle Long Range Fund
New York
1,985,000
 $
1,985,000
0.66%



Scudder Lifecycle Mid Range Fund
New York
170,000
 $                   170,000
0.06%



Scudder Lifecycle Short Range Fund
New York
85,000
 $                     85,000
0.03%



Total

19,630,000
 $
19,630,000
6.54%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip

38259P508
611742107
Issuer
SHOPPING.COM
GOOGLE INC
MONSTER WORLDWIDE INC
Underwriters
Goldman Sachs, CSFB, DB, Piper Jaffray
CSFB, Morgan Stanley, Allen & Co, Citigroup,
Goldman Sachs, JP Morgan, Lehman
Brothers, Thomas Weisel, UBS WR
Hambrecht
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
SHOP
GOOG US
MNST US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/25/2004
8/18/2004
1/5/2004
Total dollar amount of offering sold to QIBs
6,870,000
1,961,000
0
Total dollar amount of any concurrent public offering
0
0
250,000
Total
6,870,000
1,961,000
250,000
Public offering price
 $                                                           18.00
 $                                                           85.00
 $                                                           23.25
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.26%
2.38%
0.48%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder 21st Century Growth Fund
Boston
3,800
 $                   380,000
0.00%



Scudder Technology & Innovation Fund
Boston
2,800
 $                   280,000
0.00%



SVS I 21st Century Growth Portfolio
Boston
1,300
 $                   130,000
0.00%



Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
5,600
 $                   560,000
0.00%



SVS II Technology Growth Portfolio
Chicago
3,300
 $                   330,000
0.00%



New York Funds







Scudder Micro Cap Fund
New York
2,800
 $                   280,000
0.00%



Scudder Small Cap Growth Fund
New York
9,500
 $                   950,000
0.00%



Total

12,300
 $
1,230,000
0.00%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
828709AH8
02369AAE8
481087AA2
Issuer
SIMMONS CO
AMERICAN ACHIEVEMENT CRP
JOSTENS IH CORP
Underwriters
DBSI, Goldman Sachs
DBSI, Goldman Sachs
CSFB, DBSI, BofA, Calyon, CIT Group,
Greenwich, ING, Natcity
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SIMMON 10% 12/15/2014
AMEACH 8.25% 4/1/2012
JOSEA 7.625% 10/1/2012
Is the affiliate a manager or co-manager of offering?
Lead Manager
Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/10/2004
3/17/2004
9/23/2004
Total amount of offering sold to QIBs
269,000,000
150,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
269,000,000
150,000,000
500,000,000
Public offering price
 $                                                           61.39
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.75%
2.75%
Rating
Caa2/B-
B3/B-
B3/B-
Current yield
10.31%
8.25%
7.63%
Benchmark vs Spread (basis points)
606 bp
350 bp
276 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
170,000
 $                   170,000
0.06%



Scudder High Income Opportunity Fund
Boston
590,000
 $                   590,000
0.20%



SVS I Balanced Portfolio
Boston
30,000
 $                     30,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
6,550,000
 $
6,550,000
2.18%



Scudder High Income Trust
Chicago
675,000
 $                   675,000
0.23%



Scudder Multi-Market Income Trust
Chicago
335,000
 $                   335,000
0.11%



Scudder Strategic Income Fund
Chicago
495,000
 $                   495,000
0.17%



Scudder Strategic Income Trust
Chicago
80,000
 $                     80,000
0.03%



Scudder Total Return Fund
Chicago
460,000
 $                   460,000
0.15%



SVS II High Income Portfolio
Chicago
1,160,000
 $
1,160,000
0.39%



SVS II Strategic Income Portfolio
Chicago
95,000
 $                     95,000
0.03%



SVS II Total Return Portfolio
Chicago
160,000
 $                   160,000
0.05%



New York Funds







Scudder High Income Plus Fund
New York
355,000
 $                   355,000
0.12%



Total

11,155,000
 $
11,155,000
3.72%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
882444AA0
165167BJ5
165167BG1
Issuer
TEXAS GENCO LLC/FINANCING
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, Morgan
Stanley
BofA, Bear Stearns, Lehman Brothers,
Morgan Stanley, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TGN 6.875% 12/15/2014
CHK 7% 8/15/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2004
7/28/2004
5/20/2004
Total amount of offering sold to QIBs
1,125,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,125,000,000
300,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.75%
2.00%
Rating
B1/B
Ba3/BB-
Ba3/BB-
Current yield
6.88%
7.00%
7.76%
Benchmark vs Spread (basis points)
273 bp
201 bp
215 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
255,000
 $                   255,000
0.09%



Scudder High Income Opportunity Fund
Boston
875,000
 $                   875,000
0.29%



Scudder Income Fund
Boston
215,000
 $                   215,000
0.07%



SVS I Balanced Portfolio
Boston
50,000
 $                     50,000
0.02%



SVS I Bond Portfolio
Boston
40,000
 $                     40,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
9,740,000
 $
9,740,000
3.25%



Scudder High Income Trust
Chicago
1,000,000
 $
1,000,000
0.33%



Scudder Multi-Market Income Trust
Chicago
500,000
 $                   500,000
0.17%



Scudder Strategic Income Fund
Chicago
730,000
 $                   730,000
0.24%



Scudder Strategic Income Trust
Chicago
125,000
 $                   125,000
0.04%



Scudder Total Return Fund
Chicago
685,000
 $                   685,000
0.23%



SVS II High Income Portfolio
Chicago
1,725,000
 $
1,725,000
0.58%



SVS II Strategic Income Portfolio
Chicago
145,000
 $                   145,000
0.05%



SVS II Total Return Portfolio
Chicago
240,000
 $                   240,000
0.08%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
190,000
 $                   190,000
0.06%



New York Funds







Scudder High Income Plus Fund
New York
525,000
 $                   525,000
0.18%



Scudder PreservationPlus Income Fund
New York
255,000
 $                   255,000
0.09%



Total

17,295,000
 $
17,295,000
5.77%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
90338WAD5
89579KAF6
64015YAB0
Issuer
US ONCOLOGY INC
TRIAD HOSPITALS INC
NEIGHBORCARE INC
Underwriters
Citigroup, JP Morgan, Wachovia, DBSI
BofA, Citigroup, CSFB, Goldman Sachs,
Merrill Lynch, Bear Stearns, Credit Lyonnais,
JP Morgan, Lehman Brothers, Morgan
Stanley, Wachovia
Goldman Sachs, Lehman Brothers, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
USON 9% 8/15/2012
TRI 7% 5/15/2012
NCRX 6.875% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2004
4/28/2004
5/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
??
0.75%
2.75%
Rating
B2/B-
B2/B+
Ba3/B+
Current yield
9.00%
7.00%
??
Benchmark vs Spread (basis points)
478 bp
260 bp
187 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
180,000
 $                   180,000
0.06%
2.31%
-0.11%
8/11/2004
Scudder Income Fund
Boston
50,000
 $                     50,000
0.02%
2.38%
0.63%
8/11/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
2.38%
0.73%
8/11/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,175,000
 $
2,175,000
0.73%
2.31%
0.00%
8/11/2004
Scudder High Income Trust
Chicago
225,000
 $                   225,000
0.08%
2.31%
0.00%
8/11/2004
Scudder Multi-Market Income Trust
Chicago
110,000
 $                   110,000
0.04%
2.31%
1.01%
8/11/2004
Scudder Strategic Income Fund
Chicago
160,000
 $                   160,000
0.05%
2.31%
0.44%
8/11/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%
2.30%
0.94%
8/11/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.02%
2.38%
-1.06%
8/11/2004
SVS II High Income Portfolio
Chicago
365,000
 $                   365,000
0.12%
2.30%
0.00%
8/11/2004
SVS II Strategic Income Fund
Chicago
30,000
 $                     30,000
0.01%
2.31%
0.71%
8/11/2004
SVS II Total Return Portfolio
Chicago
20,000
 $                     20,000
0.01%
2.38%
-1.06%
8/11/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
45,000
 $                     45,000
0.02%
2.38%
0.62%
8/11/2004
New York Funds







Scudder High Income Plus Fund
New York
235,000
 $                   235,000
0.08%
2.31%
-0.13%
8/11/2004
Total

3,680,000
 $
3,680,000
1.23%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
96008YAB1
94874RCN4
828807BD8
Issuer
WESTFIELD CAP
WEINGARTEN REALTY INVST
SIMON PROPERTY GROUP LP
Underwriters
Citigroup, JP Morgan, ABN Amro, DBSI
BofA
Citigroup, DBSI, JP Morgan, BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WSTFD 4.375% 11/15/2010
WRI 4.857% 1/15/2014
SPG 5.625% 8/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2004
1/9/2004
8/4/2004
Total amount of offering sold to QIBs
700,000,000
250,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
700,000,000
250,000,000
500,000,000
Public offering price
 $                                                           99.63
 $                                                         100.00
 $                                                           99.62
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.38%
0.63%
0.40%
Rating
A2/A
A3/A
Baa2/BBB
Current yield
4.45%
4.86%
5.68%
Benchmark vs Spread (basis points)
100 bp
93 bp
106 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
2,470,000
 $
2,470,000
0.82%



Chicago Funds







SVS II Total Return Portfolio
Chicago
3,475,000
 $
3,475,000
1.16%



Total

5,945,000
 $
5,945,000
1.98%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
96008YAB1
94874RCN4
828807BD8
Issuer
WESTFIELD CAP
WEINGARTEN REALTY INVST
SIMON PROPERTY GROUP LP
Underwriters
Citigroup, JP Morgan, ABN Amro, DBSI
BofA
Citigroup, DBSI, JP Morgan, BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WSTFD 5.125% 11/15/2014
WRI 4.857% 1/15/2014
SPG 5.625% 8/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2004
1/9/2004
8/4/2004
Total amount of offering sold to QIBs
1,400,000,000
250,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,400,000,000
250,000,000
500,000,000
Public offering price
 $                                                           99.84
 $                                                         100.00
 $                                                           99.62
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.63%
0.40%
Rating
A2/A
A3/A
Baa2/BBB
Current yield
5.15%
4.86%
5.68%
Benchmark vs Spread (basis points)
115 bp
93 bp
106 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
2,540,000
 $
2,540,000
0.85%



Scudder Income Fund
Boston
8,025,000
 $
8,025,000
2.68%



SVS I Balanced Portfolio
Boston
485,000
 $                   485,000
0.16%



Chicago Funds







SVS II Fixed Income Portfolio
Chicago
3,105,000
 $
3,105,000
1.04%



New York Funds







Scudder Fixed Income Fund
New York
11,950,000
 $
11,950,000
3.98%



Scudder Lifecycle Long Range Fund
New York
2,905,000
 $
2,905,000
0.97%



Scudder Lifecycle Mid Range Fund
New York
245,000
 $                   245,000
0.08%



Scudder Lifecycle Short Range Fund
New York
125,000
 $                   125,000
0.04%



Total

29,380,000
 $
29,380,000
9.79%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
98974V107
884453101
12497T101
Issuer
ZIPREALTY INC
THOMAS PROPERTIES GROUP
CB RICHARD ELLIS GROUP INC
Underwriters
DBSI, UBS, Pacific Growth, Thomas Weisel
Friedman Billings, UBS, RBC, Wells Fargo
Citigroup, CSFB, Bear Stearns, Goldman
Sachs, JP Morgan, Lehman Brothers, Merrill
Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ZIPR US
TPGI US
CBG US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/10/2004
10/6/2004
12/7/2004
Total dollar amount of offering sold to QIBs
4,550,000
14,290,000
0
Total dollar amount of any concurrent public offering
0
0
15,000,000
Total
4,550,000
14,290,000
15,000,000
Public offering price
 $                                                           13.00
 $                                                           12.00
 $                                                           28.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.91%
0.84%
1.12%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder 21st Century Growth Fund
Boston
7,600
 $                   760,000
0.00%



SVS I 21st Century Growth Portfolio
Boston
2,600
 $                   260,000
0.00%



Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
11,200
 $
1,120,000
0.00%



New York Fund







Scudder Micro Cap Fund
New York
5,600
 $                   560,000
0.00%



Scudder Small Cap Fund
New York
19,000
 $
1,900,000
0.01%



Total

46,000
 $
4,600,000
0.02%








